UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 27, 2006
                                (Date of Report)

                          MIDNIGHT HOLDINGS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    33-22142                55-0681106
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

                               3872 ROCHESTER ROAD
                                 TROY, MI 48083
                    (Address of principal executive offices)

                                 (248) 743-0154
              (Registrant's telephone number, including area code)

                          REDOX TECHNOLOGY CORPORATION
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

ITEM 8.01.        OTHER EVENTS

         On February 27, 2006, the Board of Directors (the "Board") of the Registrant terminated Dennis Spencer, Jr.'s employment with the Registrant and removed Mr. Spencer from the positions of Secretary and Executive Vice President of Area Development of the Registrant. On February 27, 2006, the Board appointed Richard J. Kohl, who is currently the Executive Vice President and interim Chief Financial Officer, as Secretary.

         Mr. Kohl has acted as the Executive Vice President since December 30, 2005 and as interim Chief Financial Officer since January 25, 2006. Since March, 2004, Mr. Kohl has been the Executive Vice President and Chief Operating Officer of Midnight Auto Holdings, Inc., Midnight Auto Franchise Corp., and All Night Auto(R) Stores, Inc. From 1997 to March, 2004 Mr. Kohl was the President and Treasurer of Midnight Auto, Inc. From July, 2000 to March 2004, Mr. Kohl was the President and Treasurer of All Night Auto(R) GPP, Inc. In 1992, Mr. Kohl received a Bachelor's Degree in Accounting from Walsh College. In 1989, Mr. Kohl received his Associate of Science Degree in Accounting and General Business from Macomb Community College.

         Additionally, since December 30, 2005, Richard J. Kohl has acted as Chief Operating Officer of the Registrant. Effective March 1, 2006, Mr. Kohl resigned as Chief Operating Officer and the Board appointed Mr. Russell W. H. Bailey as the Chief Operating Officer. Since, July 2005, Mr. Bailey has providing consulting services to the Registrant. As Chief Operating Officer, Mr. Bailey will be responsible for all retail, fleet and commercial marketing and sales activities, all franchise operations, all joint venture operations and vendor operations and activities.

         Mr. Bailey brings 40 years of global experience in design engineering, sales, marketing and strategic management within the automotive community to the Registrant. From August of 1999 to October 2001 and from January of 2005 to the present, Mr. Bailey was president of AutoVice Consulting, an automotive industry consulting group as well as a consultant to the Company. From October of 2001 to December of 2004, Mr. Bailey was the Managing Director of Delphi Corporations, Integrated Service Solutions Division. Mr. Bailey's management career and experience includes Instrument Sales and Service, Marquette Manufacturing, Applied Power, Bear Automotive, SPX Corporation and Delphi Corporation. Additionally, Mr. Bailey currently sits on the Board of Directors of the Automotive Aftermarket Industry Association (AAIA) and is a past president of the Automotive Equipment and Tool Institute.

         The Registrant is in the process of formalizing a written agreement with Mr. Bailey but to date has not entered into any formal agreement.

         See Registrant's press release announcing the appointment of Mr. Bailey attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

              99.1 Press Release, dated March 2, 2006, regarding the appointment of Russell Bailey as Chief Operating Officer of the Registrant

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 2, 2006

                                Midnight Holdings Group, Inc.



                                By:  /s/ Nicholas Cocco
                                   ---------------------------------------------
                                      Name:  Nicholas Cocco
                                      Title: Chief Executive Officer


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